Exhibit 99.1
                                                                    ------------

Name and Address of Reporting Person:            Leslie H. Wexner
                                                 c/o Limited Brands, Inc.
                                                 Three Limited Parkway
                                                 Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:        Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/3/2004

                                     Amount of
                                    Securities
                                   Beneficially
                                       Owned              Ownership
                                     Following              Form:
                                     Reported             Direct (D) or         Nature of Indirect
Title of Security                  Transaction(s)         Indirect (I)         Beneficial Ownership
-----------------                  --------------         ------------         --------------------
Common Stock                          15,000,000             I  (3)              H.R.E.I. Trust

Common Stock                          14,447,113             D/I  (2)            (2)

Common Stock                           9,755,025             D/I  (1)            (1)

Common Stock                           7,049,856             I  (3)              The Abigail Trust

Common Stock                           4,892,608             I  (3)              Wexner Personal Holdings Corporation

Common Stock                           3,500,000             I  (3)              The Wexner Children's Trust II

Common Stock                           1,190,865  (5)        I  (3)              Held in The Limited, Inc. Savings and Retirement
                                                                                 Plan for Leslie H. Wexner's account

Common Stock                             400,000             I  (4)              Abigail S. Koppel Grantor Trust


See Notes on next page.

Name and Address of Reporting Person:            Leslie H. Wexner
                                                 c/o Limited Brands, Inc.
                                                 Three Limited Parkway
                                                 Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:        Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/3/2004


Notes:
------

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of July 31, 2004. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.



Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interest therein.

                                               Joint Filer Information
                                               -----------------------

Name of Joint Filer:                              Abigail S. Wexner

Address of Joint Filer:                           c/o Limited Brands, Inc.
                                                  Three Limited Parkway
                                                  Columbus, OH  43216

Relationship of Joint Filer to Issuer:            Director

Issuer Name and Ticker or Trading Symbol:         Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                  8/3/2004

Designated Filer:                                 Leslie H. Wexner

SIGNATURE:


Abigail S. Wexner
-------------------------
Abigail S. Wexner


August 4, 2004
-------------------------
Date